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                                                                   Exhibit 10.83

                                                               EXECUTION VERSION

                      FIRST AMENDMENT TO UNLIMITED GUARANTY

     This Agreement is made as of the 22nd day of December, 2004, by and among Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc., a Minnesota corporation ("Lakes") and Lakes Gaming and Resorts, LC, a Minnesota limited liability company ("LG & R"; collectively with Lakes, and each of Lakes and LG&R individually, the "Guarantor"), and the Pokagon Band of Potawatomi Indians (the "Band").

                                   WITNESSETH:

     WHEREAS, the Band and Lakes entered into a Development Agreement dated as of July 8, 1999 (the "1999 Development Agreement") and a Management Agreement dated as of July 8, 1999 (the "1999 Management Agreement"; collectively, with the 1999 Development Agreement, the "1999 Agreements"), pursuant to which the Band engaged Lakes to, among other things, assist the Band in the design, development, construction and management of a gambling casino and certain related amenities (as defined in the 1999 Development Agreement, the "Facility"); and

     WHEREAS, pursuant to the 1999 Development Agreement Lakes agreed to make certain payments and advances to the Band, including without limitation the Transition Loan, the Lakes Development Loan and the Non-Gaming Land Acquisition Line of Credit (collectively the "Lakes Loans"), and the Scholarship Program Fee, and has agreed to perform development services with regard to the Facility, all on the terms set out in that Agreement; and

     WHEREAS, pursuant to the 1999 Management Agreement Lakes agreed to manage the Facility on the terms set out in that Agreement; and

     WHEREAS, Lakes assigned its rights and obligations under the 1999 Agreements to Great Lakes Gaming of Michigan, LLC ("Great Lakes"), pursuant to an Assignment and Assumption Agreement dated as of October 16, 2000, subject to the terms and conditions set out in that Agreement; and

     WHEREAS, the 1999 Agreements were amended and restated by First Amended and Restated Development Agreement dated as of October 16, 2000 and by First Amended and Restated Management Agreement dated as of October 16, 2000 (the "First Amended and Restated Agreements"); and

     WHEREAS, Guarantor unconditionally guaranteed the obligations of Great Lakes to the Band under the First Amended and Restated Agreements pursuant to an Unlimited Guaranty dated as of October 16, 2000 (the "Guaranty"); and

     WHEREAS, Great Lakes, Lakes and the Band have entered into a Second Amended and Restated Development Agreement dated as of December 22, 2004 and a Second Amended and

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Restated Management Agreement dated as of December 22, 2004 (the "Second Amended and Restated Agreements"); and

     WHEREAS, the parties wish to amend the Guaranty to reflect the execution of the Second Amended and Restated Agreements, and to provide that pursuant to the Guaranty each Guarantor shall unconditionally guarantee the obligations of Great Lakes to the Band under the Second Amended and Restated Agreements and all related documents and instruments;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Recitals True. The above recitals are true.

2. Defined Terms. Capitalized terms used but not otherwise defined herein and defined in the Second Amended and Restated Agreements shall have the same meaning herein as therein.

3.   Amendment to Guaranty. The Guaranty is amended as follows:

     a. All references to the term "Development Agreement" shall mean the development agreement dated as of July 8, 1999 between Lakes and the Band, as assumed by Great Lakes under the Assignment and Assumption Agreement dated as of October 16, 2000, and as amended and restated by First Amended and Restated Development Agreement dated as of October 16, 2000 and by Second Amended and Restated Development Agreement dated as of December 22, 2004.

     b. All references to the term "Management Agreement" shall mean the management agreement dated as of July 8, 1999 between Lakes and the Band, as assumed by Great Lakes under the Assignment and Assumption Agreement dated as of October 16, 2000, and as amended and restated by First Amended and Restated Management Agreement dated as of October 16, 2000 and by Second Amended and Restated Management Agreement dated as of December 22, 2004.

     c. All references to the term "Lakes Loans" shall mean the Transition Loan, the Lakes Development Loan, the Non-Gaming Land Acquisition Line of Credit and the Lakes Facility Loan.

     d. All references to the term "Obligations" shall mean any and all obligations of Great Lakes to the Band under or relating to the following documents and instruments:

          i.   Development Agreement;

          ii.  Management Agreement;

          iii. Second Amended and Restated Non-Gaming Land Acquisition Line of Credit dated as of December 22, 2004;


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     iv.  Control Agreement, as assumed by Great Lakes pursuant to Assignment and Assumption Agreement dated as of October 16, 2000, and as amended by First Amendment dated as of October 16, 2000 and by Second Amendment dated as of December 22, 2004;

     v. Pledge and Security Agreement, as assumed by Great Lakes pursuant to Assignment and Assumption Agreement dated as of October 16, 2000, and as amended by First Amendment dated as of October 16, 2000 and by Second Amendment dated as of December 22, 2004;

     vi. Assignment and Assumption Agreement dated as of October 16, 2000, as amended by First Amendment dated as of December 22, 2004.

4. Consent. Each Guarantor consents to the Second Amended and Restated Agreements and to all documents executed in connection therewith or related thereto.

5. Reservation of Rights. By entering into this Agreement, the Band does not waive or affect any rights against any Guarantor.

6. Warranties and Representations - Great Lakes and Lakes. Each of the Guarantors warrants, represents and covenants to the Band that:

     a. The Guaranty, as amended by this Agreement, constitutes the legal, valid and binding obligation of each of the Guarantors, and is fully enforceable in accordance with its terms; and

     b. Neither the execution or delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof or of the Guaranty, as amended by this Agreement, will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of any Guarantor under any agreement or instrument to which they or either of them is now a party or by which they may be bound.

7. Further Assurances. From time to time hereafter, each Guarantor and the Band will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as may reasonably be requested by the other party or parties, for the purpose of implementing or effectuating the provisions of this Agreement.

8. Governing Law. This Agreement shall be interpreted in accordance with the law of the internal law of Minnesota.

9. Amendments, Assignments, Etc. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto. No modification shall be implied from course of conduct.


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10.  Gender and Number; Counterparts. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural, and conversely in each case. This Agreement may be executed in separate counterparts and said counterparts shall be deemed to constitute one binding document.

11. Arbitration; Limited Waiver of Sovereign Immunity. Any disputes under this Agreement shall be subject to arbitration as provided in 18 of the Guaranty. The Band's limited waiver of sovereign immunity in 19 of the Guaranty shall apply to this Agreement.

12. Ratification. Except as expressly modified in this Agreement, the Guaranty is ratified and confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 22nd day of December, 2004.

WITNESS:

                                        LAKES ENTERTAINMENT, INC., f/k/a LAKES
                                        GAMING, INC.


                                        BY: /s/ Timothy Cope
-------------------------------------       ------------------------------------
                                        NAME: Timothy J. Cope
                                        ITS: President


                                        LAKES GAMING AND RESORTS, LLC


                                        BY: /s/ Timothy Cope
-------------------------------------       ------------------------------------
                                        NAME: Timothy J. Cope
                                        ITS: President


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                                        THE POKAGON BAND OF POTAWATOMI INDIANS


                                        BY:
-------------------------------------       ------------------------------------
                                            John Miller
                                        ITS: Council Chairman


                                        BY:
-------------------------------------       ------------------------------------
                                            Daniel Rapp
                                        ITS: Secretary


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